STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
EXPENSES
Engineering and technical services	$ 25,000
Depreciation	731	730	1,461
Interest and bank charges	9,541	46,845	47,385
Management and other consulting fees	166,030	292,236	290,627
Office and investor relations	184,880	65,853	44,324
Professional fees	96,690	18,753	56,319
Share-based payments	41,950		26,200
Travel and accommodation	82,666	17,441	8,514
EXPENSES	(607,488)	(441,858)	(474,830)
Other income (expenses)
Interest and foreign exchange	(1,894)	2,252	1,541
Financing cost	(151,110)
Settlement of debt	382,838
Transaction cost	(335,057)
Net loss and comprehensive loss for the year	$ (712,711)	$ (439,606)	$ (473,289)
Loss Per Share - Basic and Diluted	$ (0.00)	$ (0.00)	$ 0.00
Weighted Average Number of Shares	152,620,997	123,015,381	123,015,381